EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement filed with the Securities and Exchange Commission on June 14, 2018 (Accession No. 0001193125-18-192468), to the Prospectus dated March 1, 2018, as supplemented, for the Class A, T, I and R shares of 1290 GAMCO Small/Mid Cap Value Fund and the Class A, T, I and R shares of 1290 DoubleLine Dynamic Allocation Fund.